UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2023

ARROW ELECTRONICS, INC
(Exact Name of Registrant as Specified in charter)

New York	1-4482	11-1806155
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9201 East Dry Creek Road,	Centennial,	CO	80112
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (303) 824-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of the exchange on which registered
Common Stock, $1 par value	ARW	New York Stock Exchange

Indicate by check whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K amends Item 2.02 of the Current Report on Form 8-K filed on February 2, 2023 (the “Original Form 8-K”) solely to correct an error on page 2 of the earnings press release furnished as Exhibit 99.1 thereto (“Exhibit 1”); and the same error on pages 15 and 18 of the CFO commentary press release furnished as Exhibit 99.2 thereto (“Exhibit 2”). As previously furnished, page 2 of Exhibit 1 and page 18 of Exhibit 2 reflected an incorrect sequential percentage change for global components sales, on a constant currency basis, in the table captioned “First-Quarter 2023 GAAP to non-GAAP Outlook Reconciliation”. Additionally, on page 15 of Exhibit 2, a statement regarding our first quarter guidance on a constant currency basis was incorrect. These errors have been corrected on Exhibit 99.1 and Exhibit 99.2 to this Amendment No. 1. No other changes have been made to the Original Form 8-K.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 2, 2023, the Registrant issued a press release announcing its fourth quarter and fiscal year 2022 earnings. A copy of the press release is attached hereto as an Exhibit (99.1).

On February 2, 2023, the Registrant also issued a press release containing a fourth quarter and fiscal year 2022 CFO commentary related to its fourth quarter and fiscal year 2022 earnings. A copy of that press release is attached hereto as an Exhibit (99.2).

The information in this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto is being furnished and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)           EXHIBITS

Exhibit Number	Description

99.1	Earnings press release issued by Arrow Electronics, Inc. dated February 2, 2023.

99.2	CFO Commentary press release issued by Arrow Electronics, Inc., dated February 2, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date:	February 2, 2023	By:	/s/ Carine Jean-Claude
Carine Jean-Claude
Senior Vice President, Chief Legal Officer and Secretary